Exhibit 10.23

AMENDMENT NO. 7 TO CREDIT AGREEMENT

OF AMERICAN APPAREL (USA), LLC

This AMENDMENT NO. 7 (this “Amendment”), dated as of June 20, 2008, is among American Apparel (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)), a California limited liability company (the “Borrower”), the Facility Guarantors thereto (the “Guarantors”) and SOF Investments, L.P. - Private IV, as lender (the “Lender”), parties to the Credit Agreement dated as of January 18, 2007 (as amended by that certain Amendment No. 1 and Waiver to Credit Agreement of American Apparel, Inc. dated as of July 2, 2007, that certain Amendment No. 2 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 9, 2007, that certain Amendment No. 3 and Waiver to Credit Agreement of American Apparel, Inc. dated as of November 28, 2007, that certain Amendment No. 4 and Waiver to Credit Agreement of American Apparel, Inc. dated as of December 12, 2007, that certain Amendment No. 5 and Waiver to Credit Agreement of American Apparel (USA), LLC dated as of February 29, 2008, and that certain Amendment No. 6, Consent and Waiver To Credit Agreement of American Apparel (USA), LLC dated as of May 16, 2008, the “Credit Agreement”). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

WITNESSETH:

WHEREAS, the Lender and the Borrower desire to amend the Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement

Effective as of the Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof the Credit Agreement is hereby amended as follows:

(a) Amendments to Article I (Definitions)

(i) The definition of “Consolidated EBITDA” is hereby amended and restated in its entirety as follows:

“Consolidated EBITDA” means, with respect to any Person for any period, the sum (without duplication) of (a) Consolidated Net Income for such period, plus (b) depreciation and amortization, plus (c) provisions for Taxes based on income that was deducted in determining Consolidated Net Income for such period, plus (d) Consolidated Interest Expense that was deducted in determining Consolidated Net Income for such period, plus (e) cash bonuses paid during such period pursuant to Section 5.25(d) of the Merger Agreement, plus (f) any compensation expense incurred during such period with respect to the issuance of up to 2,710,000 shares of common stock pursuant to Section 5.31 of the Merger Agreement, plus (g) any non-cash amortization of stock-based compensation expense, plus (h) management fees charged by Dov Charney as the former beneficial shareholder of the Canadian Subsidiaries and their predecessors.

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

AMENDMENT NO. 7, OF

AMERICAN APPAREL (USA), LLC

(ii) The definition of “Change of Control” is hereby amended by deleting clause (e) in its entirety.

(iii) The definition of “Facility Guarantor” is hereby amended and restated in its entirety as follows:

“Facility Guarantor” means (i) each of the Subsidiaries, whether now existing or hereafter created or acquired, other than any Foreign Subsidiaries, and (ii) Parent.”

(iv) The definition of “Permitted Dividends” is hereby amended by deleting clauses (d), (e) and (f) in their entirety and re-lettering clause “(g)” as clause “(d)”.

(v) the definition of “Permitted Encumbrances” is hereby amended by inserting the phrase “or any Subsidiary” to the first line of clause (h) thereto after the words “Loan Parties”, and by deleting the word “and” at the end of clause (m) thereof, re-lettering clause (n) thereof as clause (o), and inserting the following new clause (n):

“(n) Liens in favor of the Canadian Lender securing the obligations of American Apparel Canada Wholesale Inc. and American Apparel Canada Retail Inc. under the Canadian Loan;”

(vi) The definition of “Permitted Indebtedness” is hereby amended as follows:

(A) by inserting the phrase “or their Subsidiaries” to the first line of clause (e) after the words “Loan Parties” and by deleting “$15,000,000” in clause (e) thereof and replacing it with “$20,000,000”; and

(B) by deleting the word “and” at the end of clause (m) thereof, re-lettering clauses (m) and (n) thereof as clauses (r) and (s), respectively, and inserting the following new clauses (m), (n), (o), (p) and (q):

“(m) Indebtedness due the Canadian Lender under the Canadian Loan Agreement;

(n) Indebtedness incurred by American Apparel Canada Wholesale, Inc. and due Dov Charney, as such Indebtedness is evidenced by that certain Promissory Note dated as of December 11, 2007 in the aggregate principal amount of $3,804,300.00 (the “US Dov Promissory Note”);

(o) Indebtedness incurred by American Apparel Canada Wholesale, Inc. and due Dov Charney, as such Indebtedness is evidenced by that certain Promissory Note dated as of December 11, 2007 in the aggregate principal amount of CAD $2,200,000.00 (the “CN Dov Promissory Note”);

(p) Indebtedness of any Foreign Subsidiary to any other Foreign Subsidiary; and

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

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AMERICAN APPAREL (USA), LLC

(q) Indebtedness incurred by any Subsidiary owing to a Loan Party or any other Subsidiary to the extent that such Indebtedness is permitted pursuant to clauses (k) and (l) of the definition of “Permitted Investment””.

(vii) The definition of “Permitted Investment” is hereby amended as follows:

(A) by deleting the phrase “means each of the following:” from the first sentence thereof and replacing it with the phrase “means, in each case to the extent made when no Event of Default then exists or would arise therefrom, each of the following:”

(B) by deleting clauses (k), (l) and the proviso at the end thereof in their entirety and replacing them with the following:

“(k) Investments by a Loan Party in a Foreign Subsidiary (other than a Canadian Subsidiary) to the extent that such Investments do not exceed $35,000,000 in the aggregate at any time;

(l) Investments by a Foreign Subsidiary in another Foreign Subsidiary; and

(m) Investments permitted pursuant to SECTION 6.08(d) and Investments set forth on Schedule 1.05;

provided, however, that notwithstanding the foregoing, (i) no such Investments shall be permitted unless such Investments are, to the extent requested by the Agents, pledged to the Collateral Agent, as additional Collateral for the Obligations, pursuant to such agreements as may be reasonably required by the Agents, and (ii) except to the extent permitted pursuant to clause (m), under no circumstances shall any Investment in any Canadian Subsidiary constitute a “Permitted Investment” hereunder.”

(viii) The following new definitions are hereby added to the Credit Agreement in the appropriate alphabetical order:

“Canadian Lender” means The Toronto-Dominion Bank in its capacity as the lender pursuant to the Canadian Loan Agreement.

“Canadian Loan” means the loan, or any refinancing thereof, made by the Canadian Lender to the Canadian Subsidiaries.

“Canadian Loan Agreement” means that certain loan agreement dated as of December 3, 2007, by and among the Canadian Lender, American Apparel Canada Wholesale, Inc. and American Apparel Canada Retail Inc.

“Canadian Subsidiaries” means (i) each of American Apparel Canada Wholesale Inc. and American Apparel Canada Retail Inc., each a wholly-owned Subsidiary of the Parent, and (ii) all other wholly-owned Subsidiaries of

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

AMENDMENT NO. 7, OF

AMERICAN APPAREL (USA), LLC

the Parent organized under the laws of Canada or any political subdivision thereof. The term “Canadian Subsidiary” shall mean any one of the foregoing Persons.

“Parent” means American Apparel, Inc. (f/k/a Endeavor Acquisition Corp.).

“SPAC Blocked Account” means the deposit accounts numbered 48685387, 9939581478 and 000000002211351 of the Parent at Citi Private Bank subject to a control agreement among Citi Private Bank, the Parent and the “Collateral Agent” (as such term is defined in the Existing First Lien Credit Agreement).

(b) Amendment to Article V (Affirmative Covenants)

Section 5.11 (Additional Subsidiaries) is hereby deleted in its entirety and replaced with the following:

“SECTION 5.11 Additional Subsidiaries.

If any Loan Party shall form or acquire a Subsidiary after the Closing Date, Borrower will notify the Agents thereof and (a) if such Subsidiary is not a Foreign Subsidiary, Borrower will cause such Subsidiary to become a Loan Party hereunder and under each applicable Security Document in the manner provided therein within ten (10) Business Days after such Subsidiary is formed or acquired and promptly take such actions to create and perfect Liens on such Subsidiary’s assets to secure the Obligations as the Administrative Agent or the Required Lenders shall request, (b) if any shares of Capital Stock or Indebtedness of such Subsidiary are owned by or on behalf of any Loan Party, the Borrower will cause such shares and promissory notes evidencing such Indebtedness to be pledged to secure the Obligations within ten (10) Business Days after such Subsidiary is formed or acquired (except that (i) if such Subsidiary is a Foreign Subsidiary that is not a Canadian Subsidiary, shares of Capital Stock of such Subsidiary to be pledged may be limited to 65% of the outstanding shares of Capital Stock of such Subsidiary, and (ii) if such Subsidiary is a Canadian Subsidiary, the Borrower shall not be obligated to cause such shares of Capital Stock of such Canadian Subsidiary to be pledged to secure the Obligations until such time as the Canadian Loan is refinanced in accordance with the terms of this Agreement with a lender other than the Canadian Lender).”

(c) Amendments to Article VI (Negative Covenants)

(i) Section 6.07(a) (Restricted Payments; Certain Payments of Indebtedness) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 6.07 Restricted Payments; Certain Payments of Indebtedness.

(a) No Loan Party will, or will permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment other than (i) Permitted Dividends, (ii) Permitted Dispositions, and (iii) so long as (x) no Event of Default has occurred

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

AMENDMENT NO. 7, OF

AMERICAN APPAREL (USA), LLC

and is continuing, and (y) there is a minimum amount of $20,000,000 available to the Loan Parties through either cash remaining in the SPAC Blocked Account or in Excess Availability (as defined in the Existing First Lien Credit Agreement) under the Existing First Lien Credit Agreement subsequent to any such repurchase, repurchases of the Loan Parties’ Capital Stock in an amount not to exceed $30,000,000 in the aggregate with the proceeds of the Loan Parties’ cash on hand (or cash equivalents) contained in the SPAC Blocked Account, without the prior written consent of the Administrative Agent and the Required Lenders.

(b) No Loan Party will, or will permit any Subsidiary to make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

(i) so long as no Event of Default then exists or would arise therefrom, (x) mandatory payments and prepayments of interest and principal as and when due in respect of any Permitted Indebtedness, and (y) prepayments of principal not to exceed $1,000,000 in any twelve-month period, in each case in respect of any Permitted Indebtedness (other than Subordinated Indebtedness, Senior Debt and the Indebtedness described in clauses (n) and (o) of the definition of “Permitted Indebtedness”);

(ii) payments on account of Indebtedness outstanding as of the Closing Date and as set forth on Schedule 6.01;

(iii) payments on account of Subordinated Indebtedness to the extent permitted under any subordination agreement or provisions governing such Indebtedness and including any payments to be made pursuant to the Merger Agreement (as set forth on Schedule 5.25(c) thereof) in an amount not to exceed $5,000,000 (other than the Indebtedness described in clauses (n) and (o) of the definition of “Permitted Indebtedness”);

(iv) refinancing of any Permitted Indebtedness (other than Indebtedness described in clauses (n) and (o) of the definition of “Permitted Indebtedness”) to the extent that (x) the principal amount of the Permitted Indebtedness being so refinanced is not increased by such refinancing except on account of fees and expenses required to be paid incidental to such refinancing, provided that in no event shall such increased principal amount exceed 102% of the principal amount of the Indebtedness so refinanced, (y) such refinancing is on terms and conditions reasonably acceptable to the Administrative Agent, and (z) the refinancing lender enters into an intercreditor agreement with the Administrative Agent on terms and conditions that the Agents, in their sole discretion exercised in good faith, deem necessary or desirable;

(v) payments as and when due pursuant to the Canadian Loan Agreement or prepayments under the Canadian Loan Agreement; provided that

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

AMENDMENT NO. 7, OF

AMERICAN APPAREL (USA), LLC

(x) such payments shall be made only by a Canadian Subsidiary, and (y) no Loan Party may transfer proceeds of the Loans to any Canadian Subsidiary for purposes of making such payments; and

(vi) any prepayments of principal on the US Dov Promissory Note or the CN Dov Promissory Note to the extent such prepayments are permitted by the Canadian Lender; provided that (x) such prepayments shall be made only by a Canadian Subsidiary, and (y) no Loan Party may transfer proceeds of the Loans to any Canadian Subsidiary for purposes of making such prepayments.”

(ii) Section 6.09 (Restricted Agreements) of the Credit Agreement is hereby amended by deleting the last sentence and replacing it with the following:

“Notwithstanding anything in this SECTION 6.09 to the contrary, neither (i)(a) the prohibition on the pledge of security interest in the Capital Stock of the Canadian Subsidiaries, nor (b) the prohibition on the granting of any guaranty or security interest by the Canadian Subsidiaries, in each case set forth in the Canadian Loan, nor (ii) the prohibitions, restrictions and impositions of conditions expressly set forth in the Merger Agreement and Lim Option Agreements (to the extent such prohibitions, restrictions and impositions of conditions are in connection with the consummation of the merger or the transactions related thereto as expressly set forth in the Merger Agreement and would not result in a Material Adverse Effect) shall be prohibited by this SECTION 6.09.”

(iii) Section 6.11 (Financial Covenants) of the Credit Agreement is hereby amended as follows:

(A) Section 6.11(a) (Consolidated Fixed Charge Coverage Ratio) is hereby deleted in its entirety;

(B) Section 6.11(b) (Minimum Consolidated EBITDA) is hereby deleted in its entirety and replaced with the following:

“Minimum Consolidated EBITDA. The Parent shall maintain, for the twelve month period ended on the last day of each month set forth below, Consolidated EBITDA for the twelve months ending on such day of not less than the amount set forth opposite such month:

TWELVE MONTHS ENDING

June 30, 2007

July 31, 2007

August 31, 2007

September 30, 2007

October 31, 2007

November 30, 2007

December 31, 2007

January 31, 2008

February 29, 2008

MINIMUM CONSOLIDATED EBITDA

$21,500,000

$21,500,000

$21,500,000

$24,500,000

$24,500,000

$24,500,000

$29,500,000

$29,500,000

$29,500,000

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

AMENDMENT NO. 7, OF

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TWELVE MONTHS ENDING

March 31, 2008

April 30, 2008

May 31, 2008

June 30, 2008

July 31, 2008

August 31, 2008

September 30, 2008

October 31, 2008

November 30, 2008

December 31, 2008 and thereafter

MINIMUM CONSOLIDATED EBITDA

$30,500,000

$30,500,000

$35,500,000

$37,500,000

$37,500,000

$37,500,000

$39,500,000

$39,500,000

$39,500,000

$41,500,000”

(C) Section 6.11(c) (Maximum Senior Debt to Consolidated EBITDA) is hereby amended by deleting the term “Borrower” in the first sentence thereof and replacing it with the term “Parent”; and

(D) Section 6.11(d) (Total Adjusted Debt to Consolidated EBITDAR) is hereby amended by deleting the term “Borrower” in the first sentence thereof and replacing it with the term “Parent”.

(iv) Section 6.12 (Capital Expenditures) of the Credit Agreement is hereby amended by deleting clause (b) thereof in its entirety and replacing it with the following:

“(b) in excess of $50,000,000 in the aggregate for the Fiscal Year ending December 31, 2008 and for any Fiscal Year thereafter.”

(d) Amendment to Schedules

Schedule 3.01, Schedule 3.05(a), Schedule 3.05(b), Schedule 3.05(c)(ii), Schedule 3.06, and Schedule 6.01 to the Credit Agreement are hereby deleted in their entirety and replaced with Schedule 3.01, Schedule 3.05(a), Schedule 3.05(b), Schedule 3.05(c)(ii), Schedule 3.06, and Schedule 6.01 in the form attached hereto.

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”) or duly waived by the Lender:

(a) Certain Documents. The Administrative Agent shall have received the following documents, each in form and substance satisfactory to the Lender, which satisfaction shall be evidenced by the execution and delivery by the Lender of this Amendment, and dated the Amendment Effective Date (when applicable):

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

AMENDMENT NO. 7, OF

AMERICAN APPAREL (USA), LLC

(i) this Amendment, duly executed by the Borrower, each Facility Guarantor and the Lender, including all schedules to the Credit Agreement to be replaced pursuant to Section 1(d) hereof;

(ii) an executed copy of the Fourth Amendment to Credit Agreement with respect to the Existing First Lien Credit Agreement;

(iii) each of the following documents with respect to American Apparel, Inc. (f/k/a/ Endeavor Acquisition Corp.) (the “Parent”) and each other Loan Party, to the extent requested by the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent:

(A) a certificate of legal existence and good standing issued by the secretary of state of its state of incorporation and each other state where such Loan Party is qualified to do business;

(B) a certificate of an authorized officer relating to the organization and existence of such party, the authorization of the transactions contemplated by the Loan Documents, and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents, together with true and accurate copies of such entity’s organizational documents;

(C) an executed perfection certificate;

(D) an executed copy of the Joinder and Second Amendment to the Security Agreement;

(E) Amended and Restated Ownership Interest and Intercompany Note Pledge and Security Agreement;

(F) Amended and Restated Guaranty;

(G) an executed copy of Waiver to Credit Agreement dated June 5, 2008 with respect to the Existing First Lien Credit Agreement;

(H) an executed copy of the intercreditor letter between Senior Lender and Lender with respect to the amendments and other modifications to the Loan Documents contemplated hereby and the other modifications to the Loan Documents set forth in documents (D) through (F) of this Section 2(a)(iii);

(I) an executed copy of the intercreditor letter between Senior Lender and Lender with respect to certain amendments and modifications to the Existing First Lien Credit Agreement and the Intercreditor Agreement; and

(J) such other documents and agreements reasonably required by the Agents.

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

AMENDMENT NO. 7, OF

AMERICAN APPAREL (USA), LLC

(iv) lien search results or other evidence reasonably satisfactory to the Administrative Agent (dated as of a date reasonably satisfactory to the Collateral Agent) indicating the absence of Liens on the assets of the Parent, except for Permitted Encumbrances and Liens for which termination statements and releases or subordination agreements are being tendered on the date hereof;

(iv) all documents and instruments, including financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect Liens intended to be created under the Loan Documents with respect to the Parent and all such documents and instruments shall been so filed, registered or recorded to the satisfaction of the Lender;

(v) an opinion of counsel to the Loan Parties, addressed to the Lender, as to such matters concerning the Parent, the other Loan Parties and the Loan Documents as the Lender may reasonably request; and

(vi) such other and further documents as the Lender reasonably may require and shall have identified prior to the execution of this Amendment, in order to confirm and implement the terms and conditions of this Amendment.

(b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Lender, which satisfaction shall be evidenced by the execution and delivery by the Lender of this Amendment.

(c) Representations and Warranties. Each of the representations and warranties contained in Section 3 (Representations and Warranties) below are true and correct.

(d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the date hereof.

(e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Amendment Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby.

(f) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the later of the date hereof and the Amendment Effective Date including, without limitation, the fees set forth in Section 4 (Fees and Expenses) hereof, including the Amendment Fee (as defined herein) and all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

AMENDMENT NO. 7, OF

AMERICAN APPAREL (USA), LLC

(g) No Default or Event of Default Under Existing First Lien Credit Agreement. No default or event of default shall have occurred and be continuing with respect to the Existing First Lien Credit Agreement on the date hereof.

Section 3. Representations and Warranties

On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Lender as follows:

(a) this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article III (Representations and Warranties) of the Credit Agreement, the other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date except (i) to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date and (ii) to the extent that such statement was subsequently corrected and such correction was presented to the Lender; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment after giving effect to the consents and waivers set forth herein;

(c) no Default or Event of Default has occurred and is continuing; and

(d) no litigation has been commenced against any Loan party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 4. Fees and Expenses

The Borrower and each other Loan party agrees to pay on demand in accordance with the terms of Section 9.03(a) (Expenses; Indemnity; Damage Waiver) of the Credit Agreement all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and all other Loan Documents). In addition the Borrower agrees to pay to Lender an amendment fee (the “Amendment Fee””) in the amount of $93,750.

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

AMENDMENT NO. 7, OF

AMERICAN APPAREL (USA), LLC

Section 5. Post-Closing Matters

(a) The Loan Parties have advised Lender that Fresh Air Freight, Inc., a California corporation (“Fresh Air”), is not in good standing in the State of California for failure to pay franchise taxes. The Loan Parties have further advised the Administrative Agent that such taxes were paid on or about June 5, 2008, and that the sole reason for the failure of Fresh Air to be in good standing is the failure of the applicable Governmental Authority to process payment. Within sixty (60) days following the Amendment Effective Date, the Loan Parties shall have delivered to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, certificates and other evidence that Fresh Air is in good standing in the State of California.

(b) The Loan Parties have advised the Administrative Agent that American Apparel Retail, Inc. a California corporation (“AA Retail”), is not qualified to do business as a foreign corporation in the State of Tennessee for failure to pay franchise taxes. Within sixty (60) days following the Amendment Effective Date, the Loan Parties shall have delivered to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, certificates and other evidence that AA Retail is qualified to do business as a foreign corporation in the State of Tennessee.

Section 6. Reference to the Effect on the Loan Documents

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 7. Consent of Facility Guarantors

Each Facility Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

AMENDMENT NO. 7, OF

AMERICAN APPAREL (USA), LLC

shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

Section 8. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 10. Section; Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, subclause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. if any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section11. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

Section 12. Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person

Section 13. Successors

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

AMENDMENT NO. 7, OF

AMERICAN APPAREL (USA), LLC

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 14. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)),

as Borrower

By:

Name: Dov Charney

Title: CEO / President

SOF INVESTMENTS, L.P. - PRIVATE IV,

as Lender

By:

Name:

Title:

[Signature Page to Amendment No. 7]

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.)), as Borrower

By:

Name:

Title:

SOF INVESTMENTS, L.P. - PRIVATE IV,

as Lender

By:

Name: Marc R. Lisker

Title: General Counsel

[Signature Page to Amendment No. 7]

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

GUARANTORS:

AMERICAN APPAREL, LLC, as Facility Guarantor

By: AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.))

By:

Name: Dov Charney

Title: CEO / President

FRESH AIR FREIGHT, INC.,

as Facility Guarantor

By:

Name: Dov Charney

Title: CEO / President

KCL KNITTING, LLC, as Facility Guarantor

By: AMERICAN APPAREL (USA), LLC (f/k/a AAI Acquisition LLC (successor by merger to American Apparel, Inc.))

By:

Name: Dov Charney

Title: CEO / President

AMERICAN APPAREL RETAIL, INC., as Facility Guarantor

By:

Name: Dov Charney

Title: CEO / President

[Signature Page to Amendment No. 7]

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

AMERICAN APPAREL DYEING & FINISHING, INC., as Facility Guarantor

By:

Name: Dov Charney

Title: CEO / President

AMERICAN APPAREL, INC. (F/K/A ENDEAVOR ACQUISITION CORP.)

By:

Name: Dov Charney

Title: CEO / President

[Signature Page to Amendment No. 7]

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Schedule 1.05

Investments in Any Canadian Subsidiary

Capital Contributions Capital Contributions Subsidiary from AA (USA), LLC from AAI Total Note American Apparel $0 $1,957,181 $1,957,181 Loan from American Apparel, Inc. (f/k/a Endeavor Acquisition Canda Wholesale Inc. Corp.) to Canadian Subsidiaries on 12/12/2007 pursuant to closing of transactions contemplated in Merger Agreement.

Total $0 $1,957,181 $1,957,181

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Schedule 3.01

ORGANIZATION INFORMATION

Name

American Apparel, Inc.,

American Apparel (USA), LLC

American Apparel Retail, Inc.

American Apparel Dyeing & Finishing, Inc.

KCL Knitting, LLC

American Apparel, LLC

Fresh Air Freight, Inc.

State of Incorporation or Organization

Incorporated 7-22-2005 Delaware

Filed 10-16-2007 California

Incorporated 2-11-2004 California

Incorporated 9-14-2004 California

Filed 8-21-2000 California

Filed 6-30-1998 California

Incorporated 10-23-2003 California

Type of incorporation or organization

Corporation

Limited Liability Company

Corporation

Corporation

Limited liability company

Limited liability company

Corporation

Corp. or Company ID No.

4004038

200729010015

C2605535

C2687444

200023610152

101998181051

C2527267

Federal EIN No.

20-3200601

26-2368940

72-1577829

41-2150324

95-4819518

95-4695584

45-0533870

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Schedule 3.05 (a)

Title Exceptions (SOF)

1.) Subject to the intercreditor agreement between SOF Investments and the agents acting for the benefit of the Senior Lenders, Liens granted by the Loan Parties in favor of the Collateral Agent pursuant to the Loan Documents.

2.) Liens granted by the Loan Parties in favor of Senior Lenders pursuant to the material agreements executed in connection with the Existing First Lien Credit Agreements.

3.) Liens or encumbrances pursuant to the UCC Financing Statements listed and attached hereto in this “Schedule 3.05(a).”

4.) Permitted Encumbrances (as such term is defined in the Credit Agreement).

5.) Restrictions on transfer of real property leases pursuant to lease agreements.

6.) Security interests granted pursuant to the equipment Lease Agreement (referenced therein as Lease Number 8324126001) by and amongst American Apparel, Inc. (“Lessee/Debtor”) and Ramsgate Leasing Systems, Inc., (“Lessor”) and General Electric Capital Corporation (“Lender”), dated May 17, 2007 and all commitments and obligations in connection therewith.

7.) Security interests granted pursuant to the Lease Agreement (referenced therein as Lease Number 106106 and hereinafter, “Equipment Lease”) by and amongst American Apparel, Inc. (“Lessee”), TCCG, LLC dba The Cambridge Capital Group (“Lessor”)and Quest CAD/CAM (“Supplier”) dated May 24, 2007 and all commitments and obligations in connection therewith.

8.) Any title exceptions in Schedule 3.05(b).

9.) Any materialmans’ liens or warehousemans’ liens that may arise by operation of law.

Schedule 3.05(a)

1

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Attachment to Schedule 3.05a)

1. Incorporated by this reference are the attachments to Schedule 3.05(a) and the liens set forth therein as such schedule and attachments were delivered as of January 18, 2007.

2. The liens set forth on the attached list and UCC financing statements attached hereto.

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Attachment to Schedule 3.05(a)

Debtor

AA (USA), LLC

AA (USA), LLC

AA (USA), LLC

AA (USA), LLC

AA, Inc. (CA)

AA, Inc. (CA)

AA, Inc. (CA)

AA, Inc (CA)

AA, Inc (CA)

AA, Inc (CA)

AA, Inc (CA)

AA, Inc (CA)

State

CA

CA

CA

CA

CA

CA

CA

CA

CA

CA

CA

CA

Office

SOS

SOS

SOS

SOS

SOS

SOS

SOS

SOS

SOS

SOS

SOS

SOS

Creditor

SOF Investments

SOF Investments

SOF Investments

LaSalle Business Credit, LLC, as Agent

SOF Investments

LEAF Funding, Inc.

SOF Investments

Marlin Leasing Corp

Cisco Systems Capital Corporation

Relational, LLC

(Assigned in whole or part to Key Equipment Finance Inc.) (Assigned Relational, LLC in whole or part)

National City Commercial Capital Company, LLC

Winthrop Resources Corporation

Filing Date

12-17-07 12-24-07

12-17-07 01-15-08

12-17-07

12-11-07 12-14-07

01-18-07 12-20-07 01-15-08

01-10-07

01-18-07 12-20-07 01-15-08

01-23-07

03-08-07

03-21-07 08-16-07

05-09-08

03-27-07

04-17-07

Filing Number*

07-7140670951

07-71413792

07-7140670830

08-71438155

07-7140661204

07-7139706838 07-71402254

07-7099609411

07-71411371

08-71438186

07-7098153747

07-7099609411

07-71411371

08-71438185

07-7099579458

07-7105196723*

07-7107122300

07- 71255327

08- 71578728

07-710770995

07-7110642624

Collateral/Comments

All assets

All assets

AH assets

All assets

All assets

Equipment listed on attachment to UCC-l

All assets

Equipment listed on UCC-l

Leased Equipment

Goods leased by Relationship LLC to AA, Inc.

Equipment listed on UCC-l

Equipment listed on UCC-l

*Numbers are uncertain due to poor legibility of scanned UCC-1 financing statement. Statement is attached.

1

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Attachment to Schedule 3.05(a)

Debtor

AA, Inc (CA)

AA, Inc (CA)

AA, Inc (CA)

AA, Inc (CA)

AA, Inc (CA)

AA, Inc (CA)

AA, Inc (CA)

AA, Inc (CA)

AA, Inc (CA)

State

CA

CA

CA

CA

CA

CA

CA

CA

CA

Office

SOS

SOS

SOS

SOS

SOS

SOS

SOS

SOS

SOS

Creditor

Libertyville Bank & Trust Company

General Electric Capital Corporation

First Federal Leasing

LaSalle Business Credit, LLC, as Agent

BMT Leasing, Inc.

Cisco Systems Capital Corporation

National City Commercial Capital Company, LLC

Sterling National Bank

The CIT Group/Commercial Services, Inc.

Filing Date

05-30-07

06-04-07

06-22-07*

06-28-07 12-11-07 12-14-07

07-30-07

08-02-07

08-16-07

09-29-07

07-23-07

Filing Number*

07-7115825731

07-7116354892

07-7118590538

07-7119340658

07-71397085

07-71402256

07-7123338105

07-7124002790

07-7125571175

07-7127260637

07-71224079

Collateral/Comments

Equipment listed on UCC-1

Equipment listed on UCC-1

Equipment listed on UCC-1

All assets

Equipment listed on UCC-1

Leased Equipment

Equipment listed on UCC-1

Equipment listed on UCC-1

Continuation of initial filing 02-35360379. Lien shown on page 14 of 31 page list attached to Schedule 3.05(a) as delivered June 18, 2007. American Apparel, LLC also shown as “Debtor” on that list.

*Numbers are uncertain due to poor legibility of scanned UCC-1 financing statement. Statement is attached.

2

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Attachment to Schedule 3.05(a)

Debtor

AA, Inc (CA)

American Apparel, LLC.

American Apparel, LLC

American Apparel, LLC

AA Dyeing & Finishing

AA Dyeing & Finishing

State

CA

CA

CA

CA

CA

CA

Office

SOS

COS

SOS

SOS

SOS

SOS

Creditor

Key Equipment Finance

CCA Financial, LLC

LaSalle Business Credit, LLC, as Agent

SOF Investments

LaSalle Business Credit, LLC, as Agent

National City Commercial Capital Company, LLC

Filing Date

04-10-08

1-21-08

06-28-07

01-18-07

06-28-07

01-04-07

Filing Number*

08-71536296

08-41442737

07-7119340890

07-7099608147

07-7119339515

07-7097510985

Collateral/Comments

Continuation of initial filing 03-19760357. Lien shown on page 15 of 31 page list attached to Schedule 3.05(a) as delivered June 18, 2007. American Apparel, LLC also shown as “Debtor” on that list.

Continuation of initial filing 03-20260423 for lease

Lien shown on page 23 of 31 page list attached to Schedule 3.05(a) as delivered June 18, 2007. American Apparel, Inc also shown as “Debtor” on that list.

All assets

All assets

All assets

Leased goods.

*Numbers are uncertain due to poor legibility of scanned UCC-1 financing statement. Statement is attached.

3

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Attachment to Schedule 3.05(a)

Debtor

AA Dyeing & Finishing

KCL Knitting

KCL Knitting

Fresh Air Freight

Fresh Air Freight

AA Retail, Inc.

AA Retail, Inc.

AA, Inc (DE)

AA, Inc (DE)

AA, Inc (DE)

AA, Inc (DE)

AA, Inc (DE)

AA, Inc (DE)

AA, Inc (DE)

State

CA

CA

CA

CA

CA

CA

CA

DE

DE

DE

DE

DE

DE

DE

Office

SOS

SOS

SOS

SOS

SOS

SOS

SOS

SOS

SOS

SOS

SOS

SOS

SOS

SOS

Creditor

SOF Investments

SOF Investments

LaSalle Business Credit, LLC, as Agent

SOF Investments

LaSalle Business Credit, LLC, as Agent

LaSalle Business Credit, LLC, as Agent

SOF Investments

LaSalle Business Credit, LLC, as Agent

SOF Investments

SOF Investments

SOF Investments

Cisco Systems Capital Corporation

Cisco Systems Capital Corporation

Cisco Systems Capital Corporation

Filing Date

01-18-07

01-18-07

06-28-07

01-18-07

06-28-07

06-28-07

01-18-07

12-11-07

12-14-07

12-14-07

12-14-07

12-17-07

01-14-08

01-31-08

01-31-08

01-31-08

01-31-08

Filing Number*

07-7099607752

07-7099607136

07-7119341043

07-7099607136

07-7119340779

07-7119340537

07-7099608905

2007 662176

2007 4724786

2007 4731492

2007 4739545

2007 4766712

2008 0157618

2008 0385805

2008 0385847

2008 0385896

2008 0385904

Collateral/Comments

All assets

All assets

All assets

All assets

All assets

All assets

All assets

100% of membership interests in AA (USA), LLC

100% of membership interests in AA (USA), LLC

100% of membership interests in AA (USA), LLC

Leased Equipment

Leased Equipment

Leased Equipment

Leased Equipment

*Numbers are uncertain due to poor legibility of scanned UCC-1 financing statement. Statement is attached.

4

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Attachment to Schedule 3.05(a)

Debtor

AA, Inc (DE)

AA, Inc (DE)

AA, Inc (DE)

State

DE

DE

DE

Office

SOS

SOS

SOS

Creditor

Cisco Systems Capital Corporation

Cisco Systems Capital Corporation

Cisco Systems Capital Corporation

Filing Date

01-31-08

01-31-08

01-31-08

Filing Number*

2008 0385920

2008 0385938

2008 0385946

Collateral/Comments

Leased Equipment

Leased Equipment

Leased Equipment

*Numbers are uncertain due to poor legibility of scanned UCC-1 financing statement. Statement is attached.

5

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

See Attached Equipment Description

This page and any following pages include and merge any text received for the collateral description with any attachments.

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

SCHEDULE 3.05(b)

Trademark Oppositions

DOMESTIC TRADEMARK OPPOSITIONS

Trademark Opposer Opposer’s Trademark(s) Status

American Apparel aa U.S. Application Serial No. 76/624,848 American Airlines American Airlines AA Tentative Settlement reached; Parties to complete and execute the settlement agreement; American Airlines’ Opposition papers due on or before June 29, 2008 aa U.S. Application Serial No. 76/624,847 American Airlines American Airlines AA Tentative Settlement reached; Parties to complete and execute the settlement agreement; Opposition filed by American Airlines 6/9/2008 to be withdrawn upon execution of settlement agreement

INTERNATIONAL TRADEMARK OPPOSITIONS

Trademark Opposer Opposer’s Trademark(s) Status

American Apparel aa Community Trademark Application No. 3935335 American Airlines American Airlines AA Tentative Settlement reached; Parties to complete & execute the settlement agreement

Spain Trademark Application No. 2.671.096-aA American Apparel aa CTM 3254604 Opposition filed 11/16/05; Opposition rejected by examiner 6/22/06; No appeal required; Matter completed

Community Trademark Application No. 2769552 Pedro Miralles Roman Opposition pending; Appeal filed 2/2/06;

Appeal dismissed by Second Board of Appeal on 9/1/06; Final Rejection 2/18/07; Oppsition Closed 9/12/2007

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Girlie (stylized) Community Trademark Application No. 4228623 American Apparel Girly T – Community Trademark Application No. 2793768 Notice received from U.K. counsel re: infringing application 3/15/2007; Opposition filed by American Apparel 5/31/2007 still pending

LIST OF SIMILAR TRADEMARKS AND TRADE NAMES

Trademark Corporate Entity Goods/Services Provided Comments/Miscellaneous

None in USPTO database American Apparel, Inc. Manufactures military clothing for Federal government’ No trademark applications filed by entity

AAFA AMERICAN APPAREL & FOOTWEAR ASSOCIATION (Reg. No. 2,677,491) American Apparel and Footwear Association, The Fashion Association Provides association and educational services in the fields of fashion, apparel and footwear manufacturing

AMERICAN APPAREL MANUFACTURERS ASSOCIATION (Reg. No. 1,949,992) American Apparel Manufacturers Association Newsletter and association services re: apparel manufacturing Trademark cancelled 10/26/2002 for failure to file Section 8 affidavit of use

www.americanapparel.com American Apparel Knits, (aka) AA Knits and American Apparel, Inc. Previously manufactured knit golf shirts for third parties in Mississippi; Currently does embroidery and hems pants The americanapparel.com Website redirects to the americanapparel.net website

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

SCH 3.05(c) (ii) Leases Page 1

Store # Name Address City County State Zip Tenant

01 Broadway 712-714 Broadway New York New York City NY 10003 AAR

02 Echo Park 2113-15-17 Sunset Blvd Los Angeles Los Angeles CA 90026 AAR

03 Waverly 373 6th Ave New York New York City NY 10014 AAR

04 Robertson 104 S. Robertson Blvd Los Angeles Los Angeles CA 90048 AAUSA

05 Lower East Side 183 Houston St New York New York City NY 10014 AAR

06 Soho 121 Spring St. New York New York City NY 10012 AAUSA

07 Little Tokyo 374 East Second St. Los Angeles Los Angeles CA 90012 AAUSA

08 Cherokee 6611 Hollywood Blvd Los Angeles Los Angeles CA 90028 AAR

09 Los Feliz 4665 Hollywood Blvd Los Angeles Los Angeles CA 90027 AAR

10 Williamsburg 104 N. 6th St. Brooklyn New York City NY 11211 AAUSA

11 Lincoln Road 718-720 Lincoln Rd Miami Miami-Dade FL 33139 AAUSA

12 Melrose 7763 Melrose Ave Los Angeles Los Angeles CA 90046 AAUSA

14 Woodbury 640 Bluebird Ct Central Valley Orange NY 10917 AAUSA

16 Hawthorne 3416 SE Hawthorne Portland Multnomah OR AAR

17 Stark 1234 SW Stark St Portland Multnomah OR AAR

18 6922 Hollywood 6922 Hollywood Blvd Los Angeles Los Angeles CA AAR

19 Court St 112 Court St Brooklyn New York City NY AAUSA

20 Upper East Side 1090 Third Ave New York New York City NY AAR

21 Hillcrest 3867 4th Ave San Diego San Diego CA 92103 AAR

22 Ocean Dr 840 Ocean Drive Miami Miami-Dade FL AAR

24 Back Bay 138 Newbury St Boston Suffolk/Middlesex MA 2116 AAR

25 Wicker Park 1563 N. Milwaukee Ave Chicago Cook IL AAR

26 Evanston IL 950 Church St Evanston Cook IL AAR

27 Haight St 1615 Haight St San Francisco San Francisco CA AAR

28 Union St 2174 Union St San Francisco San Francisco CA AAR

29 Camarilio Camarilio Premium Outlets, 840 Ventura Blvd #718 Camarilio Ventura CA 93010 AAR

31 Berkeley CA 2301 Telegraph Ave Berkeley Alameda CA 94704 AAR

32 Las Vegas NV 740 S. Rampart Suite 6, Building 7 Las Vegas Clark NV 89145 AAR

33 Mockingbird Mockingbird Station Shopping Ctr. 5331 E Mockingbird Lane, Suite 175 Dallas Dallas TX 75206 AAR

34 University 4345 University Way NE Seattle King WA AAR

35 China Gate 363 Grant Ave San Francisco San Francisco CA AAR

36 Gold Coast 935-939 N Rush St and 44-48 E Walton St space 935D Chicago Cook IL 60611 AAR

37 West Hollywood 802 N San Vicente Blvd Los Angeles Los Angeles CA AAR

38 Tempe 526 S Mill Ave Tempe Maricopa AZ AAR

40 Florida Keys 606 Duval St Key West Monroe FL 33040 AAR

41 Federal Hill 1125-1127 Light Street Baltimore Baltimore MD 21230 AAR

43 Westwood Village 1060 Westwood Blvd Westwood Plumas/Lassen CA AAR

44 Santa Monica 2654 Main Street Santa Monica Los Angeles CA AAR

45 Pacific Beach 1230 Garnet Ave San Diego San Diego CA AAR

46 Armitage 837 W. Armitage Chicago Cook IL 80601 AAR

47 Ann Arbor Ml 613 E. Liberty Street Ann Arbor Washtenaw MI 48104 AAR

48 Coconut Grove 3030 Grand Ave Coconut Grove Miami-Dade FL AAR

49 U Penn 3661 Walnut Street Philadelphia Philadelphia PA 19104 AAR

51 Charleston 348 King Street Charleston Charleston SC 29401 AAR

52 Providence 159 Weybosset Providence Providence RI AAR

53 122 Robertson Blvd 152 S. Robertson Los Angeles Los Angeles CA AAR

54 Washington DC 555 11th St Washington DC District of Columbia 20004 AAR

55 Broadway – Chicago 3126 North Broadway Chicago Cook IL AAR

56 Huntington Beach 207 Main Street Huntington Beach Orange CA 92648 AAR

57 Rittenhouse—Philly 2 1611 Walnut Street Philadelphia Philadelphia PA AAR

58 Coral Gables FL 225 Miracle Mile Coral Gables Miami-Dade FL 33134 AAR

59 Columbus Circle 1641 Broadway New York New York City NY 10023 AAR

60 Chelsea 181 8th Avenue New York New York City NY 10011 AAR

62 Georgia Tech 800 Spring St. Aux. Space B-2 (66 5th St) and Aux. Space B-5 (64 5th St) Atlanta Fulton GA 30308 AAR

63 Eugene 860 E. 13th Ave Eugene Lane OR AAR

64 Boulder 1130 Pearl Street Boulder Boulder CO AAR

65 Gramercy 119-121 E. 23rd St New York New York City NY AAR

66 Royal Oak 405 S. Washington Royal Oak Oakland MI AAR

67 Columbus 1221 N. High St Columbus Franklin Hudson OH 43201 AAR

68 Hoboken 80 Hudson Street Hoboken Hudson NJ 0730 AAR

70 Burlington 145 Cherry Street Burlington Chittenden VT 05401 AAR

71 Columbia SC 701 Lady Street Suite B Columbia Richland SC 29201 AAR

72 Cleveland Heights 1792 Coventry Rd Cleveland Cuyahoga OH AAR

73 Claremont Village 1 N. Indian Hill Blvd, Building D Claremont Los Angeles CA 01711 AAR

74 Larimer 1512 Larimer Street Space R-27-R28 Denver Denver CO 80202 AAR

75 Santa Cruz 1531 Pacific Ave Santa Cruz Santa Cruz CA AAR

76 Savannah 318 W. Broughton Savannah Chatham GA AAR

77 South Norwalk 59 N. Main Street South Norwalk Fairfield CT AAR

78 Flatbush 314 Flatbush Avenue Brooklyn New York City NY AAR

81 Euclid Ave 1133 Euclid Avenue Atlanta Fulton GA 30307 AAR

82 Shadyside 5511 Walnut Street—Shadyside Pittsburgh Allegheny PA AAR

83 Tribeca 140 West Broadway New York New York City NY AAR

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

SCH 3.05(c) (ii) Leases Page 2

Store # Name Address City County State Zip Tenant

84 East Lansing 115 East Grand River Ave East Lansing Ingham MI AAR

85 Charlotte 1510 Camden Road, Suite 300 Charlotte Mecklenburg NC 28203 AAR

86 Richmond 3140A West Cary street Richmond City of Richmond VA 23221 AAR

88 Memphis 528 & 530 South Main Memphis Shelby TN 38103 AAR

89 Sliver Springs 8701 ColesVille Road Silver Spring Montgomery MD 20910 AAR

91 Cincinnati 243 W. McMillan Street Cincinnati Clermont/Hamilton OH AAR

92 Gainesville 15 SW 1st Ave Gainesville Alachua FL 32601 AAR

93 Smith St 237-239 Smith Street Brooklyn New York City NY AAR

94 Capitol Hill 200 Broadway Ave. E Seattle King WA 98102 AAR

95 Sunset-Miami FL 5856 Sunset Dr Miami Miami-Dade FL 33143 AAR

96 La Jolla 7925 Girard Ave La Jolla San Diego CA 92037 ARR

97 Houston, TX 1665 Westheimer Houston Harris TX ARR

98 Nashville TN 320 Broadway Nashville Davidson TN AAR

99 Pittsburgh 2 3805 Forbes Ave, 4th Ward Pittsburgh Allegheny PA 15213 AAR

100 New Orleans 3310 Magazine St New Orleans Orleans Parish LA 70115 AAR

101 Factory People—Austin TX 1325 South Congress Ave Austin TX 78704 AAR

102 142 5th Ave 142 5th Ave New York New York City NY AAR

103 2831 Broadway 2831 Broadway New York New York City NY AAR

104 Santa Ana 200 N. Broadway Santa Ana Orange CA 92701 AAR

105 Santa Barbara 1019 State St Santa Barbara Santa Barbara CA 93101 AAR

106 Lennox-Atlanta GA 3400 Lenox Rd NE Atlanta Fulton GA 30326 AAR

107 Cambridge MA 47 Brattle St Cambridge Middlesex MA 02138 AAR

108 Downtown Seattle 1500 6th Ave Seattle King WA 98101 AAR

109 Tucson AZ 988 East University Blvd Tucson Pima AZ 95719 AAR

110 Downtown Houston 1111 Main St Houston Harris TX 77002 AAR

111 Palo Alto CA 170 University Ave Palo Alto Santa Clara CA AAR

112 Old Town Pasadena 45 West Colorado Blvd Pasadena Los Angeles CA 91105 AAR

113 Scottsdale AZ 4501 N Scottsdale Rd #102 Scottsdale Maricopa A2 85251 AAR

114 Minneapolis, MN 1433 West Lake St Minneapolis Hennepin MN AAR

115 Kansas City MO 447-449 West 47th Street Kansas City Jackson MO 64112 AAR

116 King of Prussia, PA 160 North Gulph Road Store 2154B King of Prussia Montgomery PA 19408 AAR

117 Forum Shops—Las Vegas, NV 3500 Las Vegas Blvd S Las Vegas Clark NV 89109 AAR

118 Hawaii 2142 Kalakaua Ave Honolulu Honolulu HI 96815 AAR

119 Trolley Square—Salt Lake City, UT 5520 S 700 E Space D-109 Salt Lake City Salt Lake UT 84102 AAR

120 The Drag—Guadalupe – Austin, TX 2316 Guadalupe St Austin Travis/Williamson TX AAR

121 Outlet – Roundrock, TX 4401 N IH-35 Unit 131 Austin Travis/Williamson TX 78664 AAR

122 9th Ave – Helis Kitchen, NY 610 9th Ave New York New York NY AAR

123 Bridgeport, OR 7325 SW Bridgeport Rd Tigard Washington OR 97224 AAR

125 Georgetown 3025 M Street NW Georgetown DC 20007 AAR

126 Ventura Blvd—Studio City, CA 12202 Ventura Blvd Studio City Los Angeles CA 91804 AAR

127 Valencia St- San Francisco 988 Valencia St San Francisco CA 94110 AAR

128 Little Tokyo 2-CA 375 E 2nd St Los Angeles Los Angeles CA 90012 AAR

129 Dallas—NorthPark Center 8687 N Central Expressway, Ste 2204 Dallas Dallas TX 75206 AAR

130 Berkeley 2 2315 Telegraph Rd Berkeley Alameda CA 94704 AAR

131 Garden State NJ 1 Garden State Plaza Store C5 Paramus Bergen NJ 07652 AAR

132 Annapolis MD 2002 Annapolis Mall Space 1335 Annapolis Anne Arundel MD 21401 AAR

133 Omaha NE 733N 14th St Unit N-140 Omaha Douglas NE 68102 AAR

134 Las Vegas Premium Outlet Las Vegas Premium Outlet Unit 1945 Las Vegas Clark NV AAR

135 Milwaukee WI 2615 N Prospect Ave Milwaukee Milwaukee/Washington WI 53202 AAR

136 FIT New York 345 Seventh Ave New York New York NY 10001 AAR

138 250 W 126th St—Harlem NY 250 W 125th St New York New York NY 10027 AAR

139 Melrose 2-CA 7724-7726 Melrose Ave Los Angeles Los Angeles CA 90046 AAR

140 Madison WI 502 State St Madison Dane WI 53703 AAR

141 5th Ave San Diego CA 840 5th Ave San Diego CA 92101 AAR

142 Ventura CA 391 E. Miami St Ventura Ventura CA 93001 AAR

143 Bristol St—Costa Mesa CA 2927 Bristol St Unit 101 Costa Mesa Orange County CA 82626 AAR

145 Harden St—Columbia SC 610 Harden St Columbia SC 29205 AAR

146 New Haven CT 51 Broadway New Haven New Haven CT 06511 AAR

Los Angeles 747 Warehouse Street Los Angeles Los Angeles CA 90021 AAUSA

Hawthorne 12537 Cerise Avenue Los Angeles Los Angeles CA 90250 AADF

Los Angeles 1020 E 59th Street Los Angeles Los Angeles CA 90001 KCL

South Gate—Manufacturing Loc. 2654 Sequoia Dr South Gate Los Angeles CA 90280 AAUSA

Garden Grove—Manufacturing Loc. 12691 Pala Dr Garden Grove Orange CA 92641 AAUSA

Garden Grove—Manufacturing Loc. 12601-12641 Industry St Garden Grove Orange CA 92841 AAUSA

KEY

AAR American Apparel Retail, Inc

KCL KCL Knitting, LLC

AADF American Apparel Dyeing & Finishing, Inc.

AAUSA American Apparel (USA), LLC

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

SCHEDULE 3.06

Disclosed Matters

OPEN LITIGATION MATTERS

Matter

Date Filed

Brief Description of Case

Current Status

Los Angeles County Metropolitan Transportation Authority v. VCC Alameda et al.

April 2004

Eminent Domain regarding off-site parking.

This case has been conditionally dismissed with the parties ordered to negotiate a settlement.

Mary Nelson v. American Apparel

May 2005

Sexual Harassment.

The parties agreed to submit this matter to arbitration. Plaintiff subsequently breached her agreement to submit this matter to arbitration. The case is currently on appeal to decide whether Plaintiff is required to submit to arbitration, as agreed upon.

Navigators Insurance v. American Apparel

October 2005

Denial of insurance coverage; declaratory judgment action.

Case is stayed pursuant to agreement of both parties, pending final resolution of Mary Nelson v. American Apparel (See above)

Sylvia Hsu v. American Apparel; See Claim No. 648-378568 under Worker’s Compensation Claim

Charge of Discrimination No. 480-2006-00418 was filed by Ms. Hsu with the EEOC in February 2006

EEOC Complaint Sexual Harassment.

EEOC still investigating

Lewis Copsidas v. American Apparel, Inc.

Charge of Age Discrimination file no. 480-2007-01883 by Mr. Copsidas in June 2007.

EEOC Complaint of Age Discrimination

EEOC is still investigating

American Apparel v. Americus Credit Group

August 2006

Fraudulent Transfer action to recover real property which is subject to a stipulated judgment in favor of American Apparel.

SETTLED. Case is stayed pending timely monthly payments by Defendants pursuant to settlement agreement.

Kevin Short v. American Apparel, Ben Geroaldo, Kevin Beckham and Johnny Doe

filed with City of New York Commission of Human Rights No. M-E-SO-08-1020382-E; Federal Charge No. 16F-2008-00152C

June 2008

Former employee filed complaint with the City of New York Commission of Human Rights alleging discrimination and retaliation

Early stages. City of New York Commission of Human Rights is still investigating.

Olympics Holdings v. American Apparel

Complaint filed Aug. 14, 2007

Breach of contract action for alleged damage to formerly leased premises. American Apparel denies it caused any damage to the premises beyond wear and tear. American

Discovery phase.

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Matter

Date Filed

Brief Description of Case

Current Status

Apparel has a cross-complaint against Olympic for return of it security deposit which was kept by Olympic when American Apparel vacated the premises.

Sonja Klimp v. American Apparel

October 2007

Claims under the Fair and Accurate Transactions Act for allegedly printing more than 5 digits of Plaintiff’s credit card and its expiration date on Plaintiff’s receipt

SETTLED. Case will be dismissed with prejudice in the near future.

Woody Allen v. American Apparel

March 2008

Claims for violations of private rights of publicity and New York Civil Rights law for alleged non-permissive use of Plaintiff’s images

Case is in its early phase with discovery to begin in the near future

Jeneleen Floyd v. American Apparel

June 2008

Employment discrimination and assault

Case is in its early phase. American Apparel has yet to be formally served

Muchnick v. American Apparel

June 2008

Fair and Accurate Credit Transaction Act for allegedly printing expiration date on Plaintiff’s receipt

Case is in its early phase. American Apparel has recently fled its answer to Plaintiff’s complaint

Lucinda Salgado v. American Apparel

May 2008. Charge of Discrimination No. E200708S1456-00-fpe/37AA810258

Dept. of Fair Employment & Housing Complaint of Discrimination. Salgado alleges that she was denied leave under the California Family Rights Act and terminated because she did not submit her leave request in a timely manner.

Early stages, DFEH is still investigating.

Diorio v. American Apparel Retail, Inc.

Filed February 15, 2008 with Rhode Island Commission for Human Rights Case No. RICHR NO. O8 ERA 190 EEOC No. 16J-2008-00108

Discrimination based upon race, sex, gender, color, national origin; Diorio is claiming he applied online to work in the Providence store and did not get a response. Diorio is claiming he was discriminated against when he was not hired.

Rhode Island Commission for Human Rights is investigating

Renfro v. American Apparel

Filed January 4, 2007; Charge of Discrimination with the EEOC No. 555-2008-00438

EEOC complaint of discrimination. No action required yet

EEOC investigation is pending

Open Workers Comp Claims

Carrier

Claim Number

Name

LIB

WC205321053

ADAME,MARIA

LIB

WC648375655

AGUILAR-FLORES,ESTELA

AA Disclosed Matters

2

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Carrier Claim Number Name

LIB WC648389558 ALMEIDA,AUREA

LIB WC648388029 BARCENAS,ROSINA

LIB WC648388858 BELLOSO,CATALINA

LIB WC648372324 BLANCO,ALVARO

LIB WC648396710 CAMACHO,EVA

LIB WC648399543 CHAVEZ,ERICK

LIB WC648375868 CHEVEZ,MARIA DEL C

LIB WC648400613 CHUN,ELIDA

LIB WC648400221 CUEVAS,ANGEL

LIB WC648402475 DELEON,OLGA

LIB WC6483 83293 DELGADO,FIDEL

LIB WC648380218 FENG,MEI

LIB WC648409852 FERNANDEZ BRAVO,GASPAR

LIB WC648381331 FERNANDEZ,ALEJANDRO

LIB WC648400130 FERNANDEZ,GASPAR

LIB WC648373913 FLORES,ANGELICA

LIB WC648399386 FLORES,ANGELICA

LIB WC648384517 FLORES,SANTOS

LIB WC648408477 FRANCISCO,PEDRO

LIB WC648381129 GARCIA,ARISTIDES

LIB WC648382389 GARCIA,EDELMIRA

LIB WC648401943 GIL,LUIS

LIB WC648410311 GIRON-TORRES,SARA

LIB WC648410314 GIRON-TORRES,SARA

LIB WC648377963 GOMEZ,ARCADIO

LIB WC648380220 GONZALEZ,MARIO

LIB WC648399084 GRANILLO,JOSE

LIB WC648377116 GUZMAN,FLOR A

LIB WC648373620 HERNANDEZ,ERICKA

LIB WC648378568 HSU,SYLVIA

LIB WC648383247 LOPEZ,MARIA

LIB WC648394417 LOZADA,LUIS

LIB WC648400530 MARTINEZ,MARIO

LIB WC205334302 MARTINEZ,OMAR

LIB WC648377837 MEJIA,YANETH

LIB WC648399603 MELGAR,JOSE

LIB WC648399605 MELGAR,JOSE

LIB WC648399127 MELGAR,JOSE O

LIB WC648398763 MORENO,PEDRO

LIB WC648379274 ORELLANA,SONIA

AA Disclosed Matters 3

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Carrier Claim Number Name

LIB WC648381763 PANIAGUA,JOSE

LIB WC648407422 PRADO,ELIOBETH

LIB WC648409069 PRISCILIANO,FELIPE

LIB WC648373998 PRISCILIANO,ISMAEL

LIB WC648409907 PRISCILLIANO,FELIPE

LIB WC648380724 RAMIREZ,LETICIA

LIB WC648393313 RAMIREZ,MANUEL

LIB WC648404033 REYES,HECTOR

LIB WC648407448 RIVERA,CESAR

LIB WC648409909 RIVERA,CESAR

LIB WC648390913 RODRIGUEZ,MARIA

LIB WC648399725 SALGADO,LUCINA

LIB WC648385269 SAMAYOA,VICTORIA

LIB WC648396758 SANCHEZ,ROBERTO

LIB WC648396640 SIERRA,IVAN

LIB WC648394189 SIERRA,VICTOR M

LIB WC648383490 TORRES,SANDRA

LIB WC648389707 VARELA,JOSE

SRS YLR C 32344 ALVARADO EVA

SRS YLR C 33434 ARMIJO VICTOR

SRS YLR C 33630 ARRIAGA JORGE

SRS YLR C 29516 BARBA BONIFACIO

SRS YLR C 33188 BASILE JOHN

SRS YLR C 33442 CARRANZA FRANCISCO

SRS YLR C 33369 CASTILLO SISINIA

SRS YLR C 33561 CATALAN SONIA

SRS YLR C 33133 COSS-Y-LEON LUIS

SRS YLR C 30416 CRUZ IGNACIO

SRS YLR C 32199 DEANGELO LANARDE

SRS YLR C 29254 DELGADO FIDEL

SRS YLR C 33269 ESCAMILLA JOSE

SRS YLR C 30746 GARCIA MIGUEL

SRS YLR C 32346 GIRON-TORRES SARA

SRS YLR C 33158 GRANADOS EDDIE

SRS YLR C 30833 GUTIERREZ MARIA

SRS YLR C 31008 GUTIERREZ MARIA

SRS YLR C 30251 HERNANDEZ JOSEFINA

SRS YLR C 33005 JIMENEZ ALONZO

SRS YLR C 32330 JOHNSON JACQUELINE

SRS YLR C 29792 LEDEZMA CLAUDIA

AA Disclosed Matters 4

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Carrier Claim Number Name

SRS YLR C 33417 LEON AMALIA

SRS YLR C 33644 LIEVANO JORGE

SRS YLR C 33554 LOPEZ MARGARITO

SRS YLR C 31569 LUTHER DAVID

SRS YLR C 31142 MENERA ANDRES

SRS YLR C 33157 MONTEJO WILDER

SRS YLR C 31557 MORALES PEDRO

SRS YLR C 33693 ORTIZ JOHNNY

SRS YLR C 32843 PEREZ JULIA

SRS YLR C 31167 PRISCILIANO FELIPE

SRS YLR C 33233 RANGEL JOHN

SRS YLR C 31846 REYES HECTOR

SRS YLR C 29661 RIVERA CESAR

SRS YLR C 31227 RODRIGUEZ AMELIA

SRS YLL C 68316 SACZKO JOHNNY

SRS YLR C 32250 SALAZAR GUADALUPE

SRS YLR C 33453 SINGH VIMLESH

SRS YLR C 32804 SOBERANIS MARIA

SRS YLR C 33162 SOLIS DE ESCOBAR MARIBEL

SRS YLR C 31077 TAPIA JUAN

SRS YLR C 33555 VAQUERO JUNIOR

SRS YLR C 32212 VARGAS MARTIN

Zurich 2620204925 Ayala, Ramon

Zurich 2010144301 Belloso 4349, Catalina

Zurich 2010130762 Cabrera, Reina

Zurich 2620198325 Castillo, Johnny

Zurich 2080166758 Chevez Calderon, Erick Gonzalo

Zurich 2080116494 Cortez, Agustin

Zurich 2620202877 Galvan, Blas

Zurich 2080165531 Lopez, Udifred

Zurich 2010115800 Melo, Jesus B

Zurich 2010135586 Mendez, Augusto

Zurich 2620203838 Mendez, Omar

Zurich 2080110649 Nava, Susana S

Zurich 2080144488 Orellana, Sonia

Zurich 2080184169 Priscillano, Felipe

Zurich 2620205385 Ramirez, Edward T

Zurich 2620203354 Rodriquez, Juan

Zurich 2080129177 Santiago Perez, Alejandro

Zurich 2080186034 Torres, Sara

AA Disclosed Matters 5

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

Schedule 3.14

Collective Bargaining, Employment and Stock Agreements

1. Agreements and arrangements pursuant to the Agreement and Plan of Reorganization By and Among Endeavor Acquisition Corp. (“Parent”), AAO Acquisition Corp., (“Merger Sub”), American Apparel Inc., (“AAI”), American Apparel, LLC, (“LLC”), each of the Canadian Companies set forth on the Schedule A thereto, (collectively referred to as “CI”), Dov Charney, (“Stockholder”) and with respect to certain provisions only, each of the stockholders of “CI” (collectively, the “CI Stockholders”) and with respect to certain provisions only, Sam Lim (“Lim”), dated December 18, 2006.

2. Employment Agreement between American Apparel, Inc. and Dov Charney entered into as of December 12, 2007, as filed with the SEC on November 28, 2007 as Annex G to Parent’s Definitive Proxy Statement.

3. Employment Agreement between American Apparel, Inc. and Joyce Crucillo as filed with the SEC on March 28, 2008 as an exhibit to the Form 10-K/A Amendment No. 1 filed by Parent.

4. Agreement with Tatum, LLC dated May 12, 2008 as filed with the SEC as an attachment to the Current Report on Form 8-K on May 22, 2008.

5. Parent’s 2007 Performance Equity Plan as filed with the SEC on November 28, 2007 as Annex G to Parent’s definitive Proxy Statement.

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF

American Apparel, Inc.

Outstanding Indebtedness at 05/31/08

Capital Leases

Total - Capital Leases

Term Loan

LaSalle Bank

South Bay Bank

De Lage Landen

Daimler Chrysler

SOF Investments

Total - Term Loans

LaSalle Bank Line of Credit

Canada

Toronto-Dominion Bank

Note Payable to Member

Loan Payable to Related Party

Capital Leases

Term Loan

Total - Canada

Japan

Long Term Debt

Term Loan

Total - Japan

GmbH

Capital Leases

SUBTOTAL

Foreign Lease Guaranties

Client Reference

C/G02

6451 (SB02)

501543

250-0028947-000CS

C/G01

Interest Rate

Bank’s prime rate

Prime + 1%

9.00%

9.364%

16.00%

LIBOR +2% or Bank’s prime rate

Terms

60 months

Principal $571,277

Principal $345,536.00

monthly pmts of $676.91

Facility-$75,000,000

Borrowing Base $75,000,000

Maturity Date

11/29/1012

12/31/08

06/01/10

8/12/2011

Collateral

Equipment Solar electric

power system

ERP software

All assets

Current Portion

$1,742,220

112,861

6,263

114,871

$233,995

1,514

10,538

$25

644,617

$869,418

Long-term Portion

$1,427,929

16,422

125,646

51,000,000

$51,142,068

386,493

$617

$1,364,509

Portion Total

$3,170,149

112,861

22,685

240,517

51,000,000

$51,376,063

$51,171,889

2,680,641

6,024,055

843,435

1,514

397,031

$9,946,676

$642

$644,617

$645,259

$2,233,927

$118,543,963

Store Name / Country

Kensington (UK)

Portobello (UK)

Camden (UK)

Covent Garden (UK)

Cologne 1 (GmbH)

Munich 3 (GmBH)

Berlin 2 (GmbH)

Office - Dusseldorf (GmbH)

Mexico City (Mexico)

Monterrey (Mexico)

Melbourne (Australia)

Total remaining lease liabilities guaranteed by American Apparel (USA), LLC

Leasing Company

Great Capital Partnership Ltd & Great Capital Property Ltd

UK Investments Limited

Sonewood Ltd

Interboden GmbH & CO. KG

LANDLORD: Consorcio

Mertropolitano

Immobiliario, S.A. de C.V

SUBLESSOR MKG

Fabrica de Ideas, S.A. de C.V. LANDLORD - Campos Eliseos

INVASCO, S.A.DE C.V.,

Valencia Nominees Party

Store Address

40 - Kensington High Street, London W8

176-178 Portobello Road, London W11 2EB

Unit 2 Plaza House, 193-209 Camden High Street, London, NW1

Ground Floor and Basement 26/28 Neal Street, London WC2H 9QQ

50672 Koln, Ehrenstrasse 60-64.

Sendlinger Straße 24, 80331 München

Bayreuther Straße 35, 10789 Berlin/Wittenbergplatz Zollhof 10, 40221 Dusseldorf

169 Presidente St.

Col. Mazarik Chapultepec Morales

Mexico Distrito Federal 11570

Presidente Masarik 169

Col. Chapultepec Morales

CP. 11570, Mexico, D.F.

Melchor Ocampo #469, Int. 401, Anzures, C.P. 11590, Mexico, D.F.

262 Chapel Street, Prahran Victoria 3181 Australia

Lease term

04/27/07-04/26/17

04/19/06-04/18/16

6/12/08-6/11/18

9/26/07-09/25/22

9/1/06-8/31/16

5/1/07-4/30/17

5/1/05-4/31/01

11/11/04-10/31/09

0l/12/05-30/06/10

Col. 23/12/07-22/12/17

10/11/2007-10/10/2017

Length of Guarantee

3 years(till 4/26/2010)

5years (till 2011)

Until tenant company can produce 3 years accounts showing net post-tax profits exceed 3 times passing rent or in excess of 675,000

Until tenant company can produce 3 years accounts showing net pre-tax profits exceed 3 times passing rent.

same as lease term

same as lease term

same as lease term

same as lease term

same as lease term

same as lease term

same as lease term

Monthly payment

£19,583.33

£10,833.33

£18,750.00

£40,486.17

$20,000.00

$6,220.00

15833.33 (AUD)

Remaining lease value

£430,833

£368,333

£2,138,430

£7,453,127

2,311,594 €

1,278,0006 €

£210,331

£207,470

$400,000

2,067,304

Remaining lease value/Amount of guarantee

$851,230

$727,744

$4,225,061

$14,725,716

$3,588,317

$1,983,856

$326,500

$322,059

$400,000

$429,180

$l,974,653

$29,554,317

Amendment No. 7 to Credit Agreement of AAUSA, dated as of June 20, 2008, amending the SOF Agreement, among American Apparel (USA), LLC, the Facility Guarantors, and SOF